Exhibit 10.16
AMENDMENT NO. 2
TO
AMENDED AND RESTATED SECOND SUPPLEMENT
TO THE MASTER LOAN AGREEMENT
(REVOLVING LOAN)
     This Amendment No. 2 to Amended and Restated Second Supplement to the Master Loan Agreement (Revolving Loan) is effective as of November 1, 2007 (the “Second Amendment”), is by and between US BIO WOODBURY, LLC, a Michigan limited liability company (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA (the “Lender”).
RECITALS
     A. Lender has extended various credit facilities to Borrower for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility in Barry County, Michigan, pursuant to that certain Master Loan Agreement dated as of November 15, 2005 (as amended by that certain Amendment No.1 and Waiver to Master Loan Agreement dated as of July 31, 2006) (as amended, the “MLA”); First Supplement to the Master Loan Agreement (Construction Loan) dated as of November 15, 2005 (as amended by that certain Amendment No.1 to First Supplement to Master Loan Agreement dated as of July 31, 2006) (as amended, the “First Supplement”); Second Supplement to the Master Loan Agreement (Revolving Loan) dated as of November 15, 2005 (as amended and restated by that certain Amended and Restated Second Supplement to the Master Loan Agreement dated November 1, 2006) (as amended and restated, the “Second Supplement”); Third Supplement to the Master Loan Agreement (Term Loan) dated as of November 1, 2006 (the “Third Supplement”); and Fourth Supplement to the Master Loan Agreement (Term Revolving Loan) dated as of November 1, 2006 (the “Fourth Supplement”). The MLA, First Supplement, Second Supplement, Third Supplement and Fourth Supplement are referred to collectively hereinafter as the “Loan Agreement”).
     B. On October 19, 2007, the Borrower and Lender entered into that certain Amendment No. 1 to Amended and Restated Second Supplement to the Master Loan Agreement (Revolving Loan) amending certain provisions of the Second Supplement.
     C. Borrower has requested Lender extend the maturity date of the Revolving Loan and Lender has agreed to such extension upon the terms and conditions set forth herein.
     D. Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the MLA.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto herby agree as follows:

     1. Modification of Second Supplement. Notwithstanding any of the provisions of the MLA and the Second Supplement, the Second Supplement is amended as follows:
a.	Section #2 of the Second Supplement is hereby amended and restated to read as follows:

“Revolving Loan Commitment. On the terms and conditions set forth in the MLA and this Second Supplement, Lender agrees to make one or more advances (collectively, the “Revolving Loan”) to the Borrower, during the period beginning on the effective date of this Second Amendment and ending on the Business Day immediately preceding the Maturity Date (as hereinafter defined in Section 2 of the Second Supplement) (the “Termination Date”), in an aggregate principal amount outstanding at any one time not to exceed $3,500,000.00 (the “Revolving Loan Commitment”) provided, however, that at no time shall the Outstanding Revolving Advance exceed the Borrowing Base. The Revolving Loan Commitment shall expire at 12:00 noon Central time on October 29, 2008 (the “Revolving Loan Maturity Date”). Subject to Section 7 of the Second Supplement, under the Revolving Loan Commitment amounts borrowed and repaid or prepaid may be reborrowed at any time prior to and including the Termination Date.”
     2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the conditions precedent that Lender shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto, and the Allonge to Amended and Restated Revolving Note dated November 1, 2006 of even date herewith executed by the Borrower.
     3. Representations and Warranties. Borrower hereby represents to Lender that, after giving effect to this Amendment:
     (a) All of the representations and warranties of Borrower contained in the MLA and in each other Loan Document are true and correct in all material respects as though made on and as of the date hereof.
     (b) As the date hereof, except as otherwise specifically stated herein, no Event of Default has occurred and is continuing.
     4. Miscellaneous.
     (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Loan Agreement or (ii) prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Loan Agreement and in other Loan Document to the “Second Supplement” shall mean the Second Supplement, as amended hereby.

     (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the MLA and shall be construed, administered and applied in accordance with the terms and provisions thereof.
     (c) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
     (d) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
     (e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.
     (f) WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT TO WHICH IT IS A PARTY OR ANY INSTRUMENT OR DOCUMENT DELIVERED THEREUNDER.
{SIGNATURE PAGE FOLLOWS}

SIGNATURE PAGE TO
AMENDMENT NO. 2 TO
AMENDED AND RESTATED SECOND SUPPLEMENT TO THE MASTER LOAN AGREEMENT
(REVOLVING LOAN)
BY AND BETWEEN
US BIO WOODBURY, LLC
AND
AGSTAR FINANCIAL SERVICES, PCA
DATED: November 1, 2007
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.
BORROWER:
US BIO WOODBURY, LLC,
a Michigan limited liability company

By:	/s/ Kelly S. Langley
Kelly S. Langley
Its: Treasurer
LENDER:
AGSTAR FINANCIAL SERVICES, PCA,
a United States corporation

By:	/s/ Mark Schmidt
Mark Schmidt
Its: Vice President

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